UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2018
Carey Watermark Investors 2 Incorporated
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Carey Watermark Investors 2 Incorporated, a Maryland corporation (the “Company”), authorized on, and effective as of, June 21, 2018 the amendment and restatement of the Bylaws of the Company (the “Bylaws”). The Bylaws were amended to add a new Article XIV, “Exclusive Forum for Certain Litigation,” providing that, unless the Company agrees otherwise, any derivative action, any action asserting a claim in respect of breach of fiduciary duty owed by any director, officer or employee of the Company to the Company or its stockholders, any action asserting a claim pursuant to the Maryland General Corporation Law, or any action asserting a claim governed by the internal affairs doctrine, be brought in the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.

The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the full text of Article XIV of the Amended and Restated Bylaws of the Company filed as Exhibit 3.1 hereto and incorporated herein by reference to this Item 5.03.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 21, 2018, the Company held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect six Directors to serve until the 2019 annual meeting and until their respective successors are duly elected and qualify:

Name of Director	For	Withheld	Abstain	Broker Non-Votes
Jason E. Fox	29,960,399	840,605	-	13,957,213
Charles S. Henry	29,941,402	859,602	-	13,957,213
Michael D. Johnson	29,976,041	824,963	-	13,957,213
Michael G. Medzigian	29,969,921	831,083	-	13,957,213
Robert E. Parsons, Jr.	29,987,404	813,600	-	13,957,213
William H. Reynolds, Jr.	29,935,812	865,192	-	13,957,213

For Proposal One, each of the directors received the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2018	44,112,283	211,574	434,360	-

Proposal Two was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Carey Watermark Investors 2 Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date:	June 27, 2018	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary